SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                December 11, 2003
                                -----------------
                Date of Report (Date of earliest event reported)



                                CIENA Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-21969                   23-2725311
(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                      Identification No.)

                 1201 Winterson Road, Linthicum, Maryland 21090
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (410) 865-8500
                                 --------------



                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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The information in this Report, including the exhibit, is furnished under Item
12 of Form 8-K and, pursuant to General Instruction B.6. thereunder, is not "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibit, is not incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 12 -- Regulation FD Disclosure (Information Provided Under Item 12 Results of Operations and Financial Condition)

On December 11, 2003, CIENA Corporation issued a press release announcing its financial results for the fourth fiscal quarter and fiscal year ended October 31, 2003. The text of the press release is furnished as Exhibit 99.1 to this Report.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CIENA CORPORATION


Date:  December 11, 2003               By:    /s/ Russell B. Stevenson, Jr.
                                             -------------------------------
                                             Russell B. Stevenson, Jr.
                                             Senior Vice President, General
                                             Counsel and Secretary



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